SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 18, 2003

Advanced Medical Optics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31257 (Commission File Number)	33-0986820 (IRS Employer Identification No.)

1700 E. St. Andrew Place, Santa Ana, CA (Address of Principal Executive Offices)		92705 (Zip Code)

Registrant’s telephone number, including area code (714) 247-8200

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosures

On June 18, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Number	Exhibit

99.1	Press Release of Advanced Medical Optics, Inc. Dated June 18, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.

Dated: June 18, 2003	By:	/s/ AIMEE S. WEISNER
Aimee S. Weisner, Corporate Vice President, General Counsel and Secretary

Index to Exhibits

Number	Exhibit

99.1	Press Release of Advanced Medical Optics, Inc. Dated June 18, 2003